TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION [Abstract]
TAXATION
9. TAXATION

The components of income tax expense are as follows:

(in thousands of $)	2011	2010	2009
Current tax expense (income):
U.K.	785	70	(241)
Brazil	1,364	1,596	1,098
Total current tax expense	2,149	1,666	857
Deferred tax (income) expense:
U.K.	-	(544)	783
Amortization of deferred tax benefit on intra-group transfer (Note 22)	(540)	-	-
Total income tax expense	1,609	1,122	1,640

United States

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. The management of the Partnership believes that it satisfied these requirements and therefore by virtue of the above provisions, it was not subject to tax on its U.S. source income.

A reconciliation between the income tax expense resulting from applying either the U.S. federal or Marshall Islands statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the financial statements as the Partnership's net income is subject to neither Marshall Islands nor U.S. tax.

United Kingdom

Current taxation charge of $0.8 million, $0.1 million and income of $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, relates to taxation of the operations of the Partnership's United Kingdom subsidiaries. Taxable revenues in the United Kingdom are generated by UK subsidiary companies of the Partnership and are comprised of revenues from the operation of four of the Partnership's vessels. The statutory tax rate in the United Kingdom as of December 31, 2011 is 26%.

As of December 31, 2011, the 2011 U.K. income tax returns have not been filed. Accordingly, once filed, these returns and the returns for the years 2008 through to 2010 remain open for examination by the U.K. tax authorities.

The Partnership records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Partnership recorded net deferred tax assets of $nil and $1.0 million at December 31, 2011 and 2010, respectively, which have been classified as non-current and included within other long-term assets.

Brazil

Current taxation charge of $1.4 million, $1.6 million and $1.1 million for the years ended December 31, 2011, 2010 and 2009, respectively, refers to taxation levied on the operations of the Partnership's Brazilian subsidiary.

Other jurisdictions

No tax has been levied on income derived from the Partnership's subsidiaries registered in the Marshall Islands, Liberia and the British Virgin Islands.

Deferred income tax assets are summarized as follows:

(in thousands of $)	2011	2010

Deferred tax assets, gross	1,025	1,025
Valuation allowances	(1,025)	-
Deferred tax assets, net	-	1,025

Deferred tax assets, gross relate to net operating losses carried forward for Golar Spirit. The deferred tax asset was fully provided for during the year as the Partnership does not consider this as realizable. However, the deferred tax asset provision has been recharged by the Partnership to Golar as this relates to pre-IPO tax items.